UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2012

Constant Contact, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33707	04-3285398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road Waltham, Massachusetts		02451
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 472-8100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Constant Contact, Inc. (the “Company”) is filing this Current Report on Form 8-K to report the following events, each of which occurred on December 4, 2012 and is described in more detail below:

•

the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors (the “Board”) approved the 2013 annual base salaries for the Company’s executive officers, including the Company’s named executive officers (as identified in the Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders);

•	the Compensation Committee adopted the Company’s 2013 Executive Cash Incentive Bonus Plan (the “2013 Bonus Plan”);

•

the Compensation Committee approved a new form of nonstatutory stock option agreement and a new form of incentive stock option agreement for grants of stock options to executive officers under the Company’s 2011 stock incentive plan (the “2011 Plan”);

•	the Compensation Committee approved new forms of restricted stock unit agreements for grants of performance-based restricted stock units (“RSUs”) to executive officers under the 2011 Plan;

•	the Compensation Committee approved awards of performance-based RSUs to its executive officers, including the named executive officers;

•	the Compensation Committee adopted a Clawback Policy (the “Clawback Policy”); and

•	the Compensation Committee approved the award of a discretionary cash bonus of $25,000 to Christopher M. Litster, the Company’s Vice President and General Manager, EventSpot.

Base Salaries of Named Executive Officers

On December 4, 2012, the Compensation Committee approved the 2013 annual base salaries for the Company’s executive officers, including the Company’s named executive officers.

The following table sets forth the current 2012 annual base salary for each of the Company’s named executive officers and the 2013 annual base salary for each of the Company’s named executive officers:

Name	Title	2012 Annual Base Salary	2013 Annual Base Salary
Gail F. Goodman	Chairman, President and Chief Executive Officer	$450,000	$450,000
Harpreet S. Grewal	Executive Vice President, Chief Financial Officer and Treasurer	$325,000	$325,000
David Gilbertson	Vice President and General Manager, SaveLocal	$200,000	$220,000
Rick W. Jensen	Senior Vice President, Chief Sales and Marketing Officer	$380,000	$380,000
Christopher M. Litster	Vice President and General Manager, EventSpot	$230,000	$250,000

2013 Executive Cash Incentive Bonus Plan

On December 4, 2012, the Compensation Committee adopted the 2013 Bonus Plan for its executive officers, including the Company’s named executive officers. Target amounts payable under the 2013 Bonus Plan to the Company’s executive officers are calculated as a percentage of the applicable executive officer’s 2013 annual base salary described above.

The table below sets forth the target bonus percentage under the 2013 Bonus Plan, as a percentage of 2013 annual base salary, and the actual 2013 target bonus amount for each of the Company’s named executive officers. The target bonus percentages for 2013 are unchanged from the target bonus percentages in effect in 2012.

Name	2013 Target Bonus Percentage (as a percentage of 2013 annual base salary)	2013 Target Bonus
Gail F. Goodman	100%	$450,000
Harpreet S. Grewal	67%	$217,750
David Gilbertson	40%	$88,000
Rick W. Jensen	66%	$250,800
Christopher M. Litster	40%	$100,000

Under the 2013 Bonus Plan, the Company’s executive officers are eligible to receive cash incentive bonus payments based on the achievement of (i) quarterly corporate and/or business unit financial targets and (ii) semiannual department or business unit objectives, with 65% of the target cash incentive bonus allocated to the quarterly corporate and/or business unit financial targets and 35% of the target cash incentive bonus allocated to the semiannual department or business unit objectives. The only exception to this allocation is David Gilbertson, the Company’s Vice President and General Manager, SaveLocal. In the case of Mr. Gilbertson, 55% of the target cash incentive bonus is allocated to the quarterly corporate financial targets and 45% of the target cash incentive bonus is allocated to the semiannual department or business unit objectives.

Quarterly Corporate and/or Business Unit Financial Targets

The quarterly corporate and/or business unit financial targets under the 2013 Bonus Plan are based on the following corporate and business unit metrics: (i) quarterly consolidated revenue growth (“QRG”), (ii) in cases of certain of the executive officers who manage a business unit, quarterly business unit revenue growth for that business unit (“QBURG”), and (iii) adjusted EBITDA margin, which is generally calculated by taking net income calculated in accordance with U.S. generally accepted accounting principles, adding depreciation and amortization and stock based compensation expense, adjusting for taxes and contingent consideration adjustment, if any, and subtracting interest and other income and then dividing by revenue (“Adjusted EBITDA Margin” or “AEM”).

The quarterly QRG, QBURG and Adjusted EBITDA Margin targets are established by the Board as part of the budgeting process and subsequently approved by the Compensation Committee. As of the filing of this Current Report on Form 8-K, the Compensation Committee has not yet approved the quarterly QRG, QBURG or Adjusted EBITDA Margin targets for the 2013 Bonus Plan.

The Compensation Committee determines the portion of each executive officer’s target cash incentive bonus that is allocated to each of the QRG metric, the QBURG metric and the Adjusted EBITDA Margin metric. For the Company’s named executive officers, the allocations are as follows:

Name	QRG Metric	QBURG Metric	Adjusted EBITDA Margin Metric
Gail F. Goodman	50%	—	15%
Harpreet S. Grewal	50%	—	15%
David Gilbertson	40%	—	15%
Rick W. Jensen	50%	—	15%
Christopher M. Litster	25%	25%	15%

Bonus payments related to the QRG metric or the QBURG metric will be based on the following levels of achievement, as a percentage of the quarterly target QRG bonus or target QBURG bonus, as applicable:

Achievement Level	Less than 80%	80%	85%	90%	95%	100%	105%	110%	115%	120%	125%	130%	135%	140% and Greater
Payout Percentage	0%	50%	63%	75%	88%	100%	125%	150%	175%	200%	225%	250%	275%	300%

Bonus payments for achievement between the levels described in the table above will be made on a pro rata basis.

Bonus payments related to the Adjusted EBITDA Margin metric will be based on the following levels of achievement, as a percentage of the quarterly target Adjusted EBITDA Margin bonus:

Achievement	< Target AEM –1% Point	Target AEM - 1% Point	Target AEM	Target AEM + 1% Point	> Target AEM + 1% Point
Payout Percentage	0%	95%	100%	105%	105%

Bonus payments for achievement between the two Adjusted EBITDA Margin thresholds described above will be made on a pro rata basis.

Semiannual Department or Business Unit Objectives

The semiannual department or business unit objectives for each executive officer (other than Ms. Goodman) will be established by Ms. Goodman and reviewed with the Compensation Committee and will be tied to the financial and/or operating performance of the department or business unit in which the executive officer is engaged. The Compensation Committee will establish the semiannual objectives for Ms. Goodman. The semiannual department or business unit objectives will be established at the beginning of each of the first and third quarters of 2013. As of the date of the filing of this Current Report on Form 8-K, the semiannual department or business unit objectives for the Company’s executive officers have not been established.

Forms of Stock Option Agreements

On December 4, 2012, the Compensation Committee approved a new form of nonstatutory stock option agreement and a new form of incentive stock option agreement for grants of stock options to executive officers under the 2011 Plan. The terms of the new forms of stock option agreements are consistent with the prior forms of stock option agreements, except that the new forms of stock option agreements eliminate the prior automatic vesting of 50% of the unvested portion of each stock option immediately upon a Change of Control (single trigger vesting) and instead provide that the stock option vests in full (rather than the remaining unvested portion) if, prior to the one year anniversary of a “Change of Control” of the Company, the employment of the executive officer is terminated by the Company without “Cause” or by the executive officer for “Good Reason,” as each such term is defined in the stock option agreement.

Forms of Performance-Based Restricted Stock Unit Agreements

On December 4, 2012, the Compensation Committee approved a new form of performance-based restricted stock unit agreement (revenue based) (the “Revenue RSU Agreement”) and a new form of performance-based restricted stock unit agreement (total shareholder return based) (the “TSR RSU Agreement”) for grants of performance-based RSUs to the Company’s executive officers, including its named executive officers, under the 2011 Plan.

Under the terms of the Revenue RSU Agreement, the RSUs subject to the agreement will vest upon the achievement of both (i) a performance condition and (ii) a service condition. The performance condition will be satisfied if the Company achieves a specified quarterly revenue target over a specified measurement period. To satisfy the service condition, the executive officer must remain employed by the Company until the later of the applicable performance determination date and the second anniversary of the date of grant. The number of RSUs that will vest upon the achievement of the performance condition and the service condition will vary based on when the performance condition is satisfied, from a maximum of 100% of the number of target shares specified in the Revenue RSU Agreement to a threshold of 25% of the number of target shares specified in the Revenue RSU Agreement with no vesting, absent certain circumstances in a “Change of Control,” if the threshold is not achieved.

Under the terms of the TSR RSU Agreement, the RSUs subject to the agreement will vest upon the achievement of a “Total Shareholder Return” target, as compared to a specified peer group of companies, provided that the executive remains employed through the measurement period. The number of RSUs that will vest upon achievement of the Total Shareholder Return target will vary based on the level of achievement from a maximum of 125% of the target shares specified in the TSR RSU Agreement to a threshold of 50% of the target shares specified in the TSR RSU Agreement, with no vesting, absent certain circumstances in a “Change of Control,” if the threshold requirement is not achieved.

The vesting of RSUs under the Revenue RSU Agreement and the TSR RSU Agreement is subject to acceleration in certain circumstances in connection with a “Change of Control” of the Company.

After each vesting date under the Revenue RSU Agreement and the TSR RSU Agreement, the Company will issue to the executive officer, within three business days following such vesting date, one share of the Company’s common stock for each RSU that vested on such vesting date. In addition, the Revenue RSU Agreement and the TSR RSU Agreement each provide that shares of common stock underlying the RSUs will be retained by the Company in satisfaction of tax withholding obligations associated with the vesting of such RSUs.

Grants of Performance-Based Restricted Stock Units

On December 4, 2012, the Compensation Committee approved the following grants of Revenue RSUs and TSR RSUs to its named executive officers:

	Revenue RSUs	TSR RSUs
Name	(Target Shares)	(Target Shares)	(Maximum Potential Shares)
Gail F. Goodman	25,260	15,788	19,735
Harpreet S. Grewal	22,288	13,930	17,412
David Gilbertson	11,887	7,429	9,286
Rick W. Jensen	10,401	6,501	8,126
Christopher M. Litster	13,373	8,358	10,447

Clawback Policy

On December 4, 2012, the Company adopted the Clawback Policy. The Clawback Policy applies if the Company is required to prepare an accounting restatement due to the Company’s noncompliance with any financial reporting requirement under the securities laws. In such cases, the Company will use reasonable efforts to recoup any excess incentive-based compensation paid in the three years prior to the restatement to any current or former executive officer of the Company (and any other person designated by the Board as being subject to the Clawback Policy) based on the erroneous data. The Clawback Policy applies to any incentive-based compensation granted to someone covered by the policy after December 4, 2012. The Clawback Policy will automatically be amended to the extent necessary to comply with the final rules to be adopted by the Securities and Exchange Commission under Section 10D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Discretionary Cash Bonus

On December 4, 2012, the Compensation Committee approved the award of a discretionary cash bonus of $25,000 to Christopher M. Litster, payable in mid-2013, in recognition of the multiple executive leadership roles he has been asked to assume over the last several months and through at least the second quarter of 2013.

Item 8.01. Other Events.

On December 6, 2012, while it was permissible under the applicable securities laws for executive officers of the Company to purchase and sell securities of the Company, the following executive officer entered into a binding trading plan (the “10b5-1 Plan”):

Name	Title	Maximum number of shares of common stock that may be sold under 10b5-1 Plan	Time period during which sales may occur under 10b5-1 Plan
Harpreet S. Grewal	Executive Vice President, Chief Financial Officer and Treasurer	14,299	03/07/2013 — 06/28/2013

Pursuant to the 10b5-1 Plan, certain shares of the Company’s common stock held by Mr. Grewal will be sold on a periodic basis without further direction from him in accordance with the terms and conditions set forth in the 10b5-1 Plan, which includes minimum sale price thresholds. Under the Company’s insider trading policy, trades will not occur under the 10b5-1 Plan until at least 90 days after the execution date of the 10b5-1 Plan. The 10b5-1 Plan is designed to comply with Rule 10b5-1 under the Exchange Act and the Company’s insider trading policy. Transactions made pursuant to the 10b5-1 Plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission. Except as may be required by law, the Company does not undertake to report on specific Rule 10b5-1 plans of the Company’s officers or directors, nor to report modifications or terminations of such plans.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTANT CONTACT, INC.

By:	/s/ Robert P. Nault
Robert P. Nault Vice President and General Counsel

Date: December 6, 2012